Exhibit 10.1

Execution Version

First Amendment to Amended and Restated Revolving Credit Agreement

This FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of September 12, 2024 (the “First Amendment Effective Date”), is among ENLINK MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”); each of the Lenders that is a signatory hereto; and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of June 3, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.           The Borrower, the Administrative Agent and the requisite Lenders are parties to that certain Letter Agreement Regarding Limited Consent and Limited Waiver with respect to Change of Control due to Acquisition of Global Infrastructure Management, LLC by BlackRock, Inc., dated as of May 3, 2024 (the “BlackRock Consent”), pursuant to which the requisite Lenders consented, subject to the terms and conditions of the BlackRock Consent, to any Change of Control resulting from the acquisition by BlackRock, Inc. of GIP.

C.           The Borrower has informed the Administrative Agent and the Lenders that ONEOK, Inc., an Oklahoma corporation, has executed a definitive agreement with GIP to acquire GIP’s entire interest in the Borrower, consisting of approximately 43% of the Borrower’s outstanding common units and 100% of the equity securities of EnLink Manager (the “ONEOK Transaction”), which, upon consummation, would constitute a Change of Control.

D.           The Borrower has requested that the Lenders consent to any Change of Control resulting from the ONEOK Transaction, whether such transaction occurs before or after the transaction contemplated by the BlackRock Consent, which BlackRock Consent remains in full force and effect in accordance with its terms regardless of whether the ONEOK Transaction closes.

E.           The parties hereto desire to enter into this Amendment to amend the Credit Agreement as set forth herein, effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Amendment refer to the Credit Agreement.

Section 2.      Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date, in the manner provided in this Section 2.

2.1           New Defined Terms. Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order to read in full as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means September 12, 2024.

2.2           Amended Defined Terms. The definitions of “Consolidated Funded Indebtedness”, “Loan Documents”, “Permitted Receivables Financing” and “Qualifying Owners” contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Consolidated Funded Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including outstanding Loans) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all matured obligations then owed by the Borrower or any Subsidiary under or with respect to letters of credit (including standby and commercial), bankers' acceptances, bank guaranties, surety bonds and similar instruments (i.e., excluding letters of credit, bankers' acceptances, bank guaranties, surety bonds and similar instruments that have not been drawn upon), (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations, (f) all Indebtedness of the Borrower or any Subsidiary of the type referred to in clause (h) of the definition of “Indebtedness” in this Agreement, (g) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (f) above of Persons other than the Borrower or any Subsidiary, and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary; provided that, notwithstanding the foregoing, principal or similar amounts outstanding under any Permitted Receivables Financing (whether or not on the balance sheet of the Borrower or any of its Subsidiaries) shall be excluded from Consolidated Funded Indebtedness.

“Loan Documents” means this Agreement, the First Amendment, each Revolving Note, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this Agreement, each Guaranty Agreement, and each Fee Letter.

“Permitted Receivables Financing” means a receivables securitization facility or program of the Borrower or any Subsidiary, the obligations under which are non-recourse (except for representations, warranties, covenants, repurchase obligations and indemnities, in each case, that are reasonably customary for a seller or servicer of assets transferred in connection with such a facility or program) to the Borrower and the Subsidiaries, providing for the sale, transfer, conveyance or contribution to capital of, or the granting of a Lien on, Receivables Facility Assets to a Person that is not the Borrower or a Subsidiary.

“Qualifying Owners” means (a) GIP and its Subsidiaries and (b) ONEOK, Inc., an Oklahoma corporation, and its Subsidiaries.

2.3           Amendment to Definition of “Change of Control”. Clause (d) of the definition of “Change of Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d)           EnLink Manager ceases to be a Subsidiary of a Qualifying Owner; or

2.4           Amendment to Section 7.01. Section 7.01(q) is hereby amended and restated in its entirety to read in full as follows:

(q)           Liens on Receivables Facility Assets or accounts into which solely collections or proceeds of Receivables Facility Assets are deposited, in each case arising in connection with a Permitted Receivables Financing permitted under Section 7.02(e);

2.5           Amendment to Section 7.02. Section 7.02(e) is hereby amended and restated in its entirety to read in full as follows:

(e)           Indebtedness under a Permitted Receivables Financing; provided that the aggregate principal or similar amount outstanding at any time under all Permitted Receivables Financings in the aggregate without duplication shall not exceed $500,000,000;

Section 3.      Conditions Precedent. The effectiveness of this Amendment is subject to the following:

3.1           Counterparts. The Administrative Agent shall have received counterparts of this Amendment from the Loan Parties and the Required Lenders.

3.2           Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective (and the First Amendment Effective Date shall occur) when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 10.01 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.      Representations and Warranties; Ratifications and Affirmations.

4.1           The Borrower hereby affirms: (i) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which each Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof except (A) to the extent any such representation and warranty is expressly made as of a specific earlier date, in which case, such representation and warranty was true and correct in all material respects as of such date and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) is true and correct in all respects and (ii) no Default or Event of Default exists under the Loan Documents or will, after giving effect to this Amendment, exist under the Loan Documents.

4.2           The Borrower hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the other Loan Documents to which it is a party, and (iv) represents and warrants that (A) the execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or similar action of the Borrower, (B) this Amendment constitutes a valid and binding agreement of the Borrower, and (C) this Amendment is enforceable against the Borrower in accordance with its terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors’ rights generally, and (2) the availability of equitable remedies may be limited by equitable principles of general applicability.

Section 5.      Miscellaneous.

5.1           ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.2           Confirmation and Effect. Except as expressly set forth in this Amendment, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall not modify, replace or constitute a novation of the BlackRock Consent, which is hereby ratified by the parties hereto.

5.3           Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic (e.g., ..pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures, as contemplated by Section 10.17 of the Credit Agreement.

5.4           Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

5.5           Loan Document. This Amendment shall constitute a “Loan Document” for all purposes under the other Loan Documents

5.6           Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable out-of-pocket fees and disbursements of counsel to the Administrative Agent.

[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	ENLINK MIDSTREAM, LLC

By: EnLink Midstream Manager, LLC, as its managing member

	By:	/s/ Benjamin D. Lamb
	Name:	Benjamin D. Lamb
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Kimberly Miller
Name:	Kimberly Miller
Title:	Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Cameron Johnson
Name:	Cameron Johnson
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

CITIBANK, N.A., as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brandon Kast
Name:	Brandon Kast
Title:	Executive Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

MUFG BANK, LTD., as a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica Molinar
Name:	Jessica Molinar
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

REGIONS BANK, as a Lender

By:	/s/ Michael Kolosowsky
Name:	Michael Kolosowsky
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Evans Swann
Name:	Evans Swann
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

COMERICA BANK, as a Lender

By:	/s/ Cassandra Lucas
Name:	Cassandra Lucas
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President – Amegy Bank Division

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]

COBANK, ACB, as a Lender

By:	/s/ Connor Schrotel
Name:	Connor Schrotel
Title:	Executive Director

[Signature Page to First Amendment to Credit Agreement – EnLink Midstream, LLC]